UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

OMNILIT ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION

OMNILIT ACQUISITION CORP.

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ], 2023

TO THE STOCKHOLDERS OF OMNILIT ACQUISITION CORP.:

You are cordially invited to attend a special meeting of stockholders of OmniLit Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at [  ] a.m. Eastern Time on [  ], 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at             and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [  ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

To ask a question pertaining to the business of the Special Meeting, stockholders must submit it in advance of the Special Meeting. Questions may be submitted until [  ] p.m., Eastern Time, on [  ], 2023. Each stockholder will be limited to no more than one question.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon the following proposal:

●	Proposal 1 – Founder Share Amendment Proposal: A proposal, (“Proposal”) to amend the Company’s amended and restated certificate of incorporation to provide for the right of a holder of Class B Common Stock of the Company (“Founder Shares”) to convert into Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder. A copy of the proposed amendment, which we refer to as the “Founder Share Amendment,” is set forth in Annex A to the accompanying Proxy Statement.

The Founder Share Amendment Proposal more fully described in the accompanying Proxy Statement. The purpose of this proposals is to permit us to convert the Founders Shares into Class A Common Stock before the closing of the business combination at the election of the holder.

Our Board has fixed the close of business on [  ], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the business combination at this time. If the Founder Share Amendment is implemented, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed, or if we have not consummated a business combination by the appropriate date.

After careful consideration of all relevant factors, the Board has determined that the Founder Share Amendment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Enclosed is the Proxy Statement containing detailed information concerning the Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

December [ ], 2022	By Order of the Board of Directors

Al Kapoor
Chairman of the Board

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Proposal, and an abstention will have the same effect as voting “AGAINST” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [   ], 2023: This notice of meeting and the accompanying Proxy Statement are available at              .

PRELIMINARY PROXY - SUBJECT TO COMPLETION

OMNILIT ACQUISITION CORP.

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ], 2023

PROXY STATEMENT

The Special Meeting of stockholders of OmniLit Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at [ ], Eastern Time on [ ], 2023, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at              and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [  ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	Proposal 1: Founder Share Amendment Proposal, (“Proposal”) to amend the Company’s amended and restated certificate of incorporation to provide for the right of a holder of Class B Common Stock of the Company (“Founder Shares”) to convert into Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder. A copy of the proposed amendment, which we refer to as the “Founder Share Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

The Founder Share Amendment Proposal is useful for the implementation of the plan of the Board to extend the date by which the Company has to complete the business combination. The Company has a pending Special Meeting (definitive proxy statement dated November 21, 2022) to amend the Amended and Restated Certification of Incorporation (the “Charter”) and the Investment Management Trust Agreement dated November 8, 2021 (the “Trust Agreement”) to extend the time to complete the business combination (“Extension”). Upon conversion of the Founder Shares to Class A Common Stock, such Class A Common Stock converted from Founder Shares shall not be entitled to receive funds from the trust account through redemptions or otherwise. The Proposal will give the Company further flexibility to retain stockholders and meet NASDAQ continued listing requirements in the event the Extension is approved by the requisite number of stockholders. Approval of the Extension is not conditioned on approval of the Founder Share Amendment Proposal.

The Sponsor and our independent directors collectively own 4,791,667 shares of our Class B Common Stock that were issued prior to our IPO, which shares we refer to as “Founder Shares.” The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Proposal. Notwithstanding stockholder approval of the Proposal, our Board will retain the right to abandon and not implement the Founder Share Amendment at any time without any further action by our stockholders.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $[  ], plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Our Board has fixed the close of business on [  ], 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting. On the record date for the Special Meeting, there were [  ] shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposal.

This Proxy Statement contains important information about the Special Meeting and the Proposal. Please read it carefully and vote your shares.

We have retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $30,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated December [  ], 2022 and is first being mailed to stockholders on or about December [  ], 2022.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In November 2021, we consummated our IPO from which we derived aggregate gross proceeds of $143.7 million. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, February 12, 2023, unless there is an Extension Election). The Company has a pending Special Meeting (definitive proxy statement dated November 21, 2022) to amend the Charter and the Trust Agreement to extend the time to complete the business combination (“Extension”).

Our Board believes the Founder Share Amendment Proposal will give the Company further flexibility to retain stockholders and meet NASDAQ continued listing requirements in the event an Extension is successfully approved. Approval of the Extension is not conditioned on approval of the Founder Share Amendment Proposal.

Do I have redemption rights?	In accordance with Sections 9.1(a) and 9.7 of our Charter, stockholders are entitled to redemption rights in connection with amendments to Section 9.2(d) of our Charter. Accordingly, stockholders do not have redemption rights in connection with the Proposal, which does not seek to modify Section 9.2(d). Provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of funds in the Trust Account if we have not consummated a business combination by the appropriate date.

What is being voted on?	You are being asked to vote on:

●	A proposal to amend the Company’s amended and restated certificate of incorporation to provide for the right of a holder of Class B Common Stock of the Company to convert into Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the option of the holder.

Why is the Company proposing the Proposal?

The Board believes the Founder Share Amendment Proposal will be useful for the implementation of the plan of the Board to extend the date by which the Company has to complete the business combination. The Company has an outstanding Special Meeting (definitive proxy statement dated November 21, 2022) to amend the Charter and the Trust Agreement to extend the time to complete the business combination (“Extension”). This additional proposal will give the Company further flexibility to retain stockholders and meet NASDAQ continued listing requirements in the event of Extension approval. Approval of the Extension is not conditioned on approval of the Founder Share Amendment Proposal.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. The Founder Share Amendment would further support the Company in the Extension efforts. Accordingly, the Board believes it to be in the best interests of the stockholders to consider the Proposal

You are not being asked to vote on a business combination at this time. If the Proposal is implemented s, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the appropriate date.

Why should I vote “FOR” the Proposal?

Our Board believes that our stockholders should have an opportunity to consider a business combination. Accordingly, the Proposal is intended to aid in giving our stockholders that opportunity, and to give the Company the opportunity to complete a business combination.

Moreover, voting FOR the Proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve the business combination.

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When would the Board abandon the Proposal?	Our Board will abandon the Proposal if our stockholders do not approve the Proposal.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote all shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Proposal. Currently, our Sponsor and our officers and directors own 4,791,667 Founder Shares, representing approximately [ ]% of our issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Proposal.

What vote is required to adopt the proposals?	The approval of the Proposal will require the affirmative vote of holders of at least 65% of our shares of common stock outstanding on the record date.

What if I don’t want to vote “FOR” the Proposal?	If you do not want the Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal.

What happens if the Proposal is not approved?	Our Board will abandon the Founder Share Amendment if our stockholders do not approve the Proposal.

If the Proposal is approved, what happens next?	We are seeking the Founder Share Amendment to aid in obtaining the Extension proposed in the November 21, 2022 proxy statement to provide us time to complete the business combination. Our efforts to complete the business combination will involve:

● negotiating and executing a definitive agreement and related agreements;

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● completing proxy materials;

● establishing a meeting date and record date for considering the business combination, and distributing proxy materials to stockholders; and

● holding a special meeting of stockholders to consider the business combination.

We are seeking approval of the Founder Share Amendment because it will aid in retaining investors and meeting NASDAQ continued listing requirements. If the Founder Share Proposal is approved, we expect to seek stockholder approval of a business combination at a later date.

Upon approval of each of the Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our common stock, public warrants will remain publicly traded.

Notwithstanding stockholder approval of the Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What happens to the Company’s warrants if the Proposal is approved?	If the Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the appropriate date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at             and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [  ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. If you are a beneficial owner who holds shares in “street name” through a bank, broker or other nominee and wishes to obtain a legal proxy in order to cast a vote during the meeting, you will need to contact the record holder (that is, your bank, broker or other nominee) to obtain a legal proxy.

How do I change or revoke my vote?	You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Special Meeting, or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Proposal must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting or an abstention with respect to any of the Proposal will have the same effect as a vote “AGAINST” such proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Proposal presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, [ ] shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on [ ], 2022, are entitled to have their vote counted at the Special Meeting. On this record date, [ ] shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Proposal?	Yes. After careful consideration of the terms and conditions of the Proposal, our Board has determined that the Proposal is in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposal?	Our Sponsor, directors and officers interests in the Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 4,791,667 Founder Shares (purchased for $25,000), which unlike public shares have no redemption rights, 6,920,500 warrants (purchased for $6,920,500), which unlike public shares have no redemption rights. These Founder Shares and warrants would expire worthless if a business combination is not consummated. See the section entitled “PROPOSAL NO. 1 – THE FOUNDER SHARE AMENDMENT PROPOSAL — Interests of our Sponsor, Directors and Officers”.

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Do I have appraisal rights if I object to the Proposal?	Our stockholders do not have appraisal rights in connection with the Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the Proposal will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately [ ] us reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free), or brokers and banks may call collect at (203) 658-9400. You may contact Morrow Sodali by email at OLIT@investor.morrowsodali.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 1, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions. Such excise tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on The Nasdaq Stock Market, we are a “covered corporation” for this purpose. The amount of such excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination by the appropriate date.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in November 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 13 months after the effective date of the IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of September 30, 2022, amounts held in trust account included approximately $844,087 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem all or a portion of their public shares in connection with the approval of the Proposal will receive no more than the same per share amount, without additional interest, if they redeem all or a portion of their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their public shares in connection with the approval of the Proposal.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

8

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding the pending business combination and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 1, 2022, our Quarterly Report on Form 10-Q filed with the SEC on October 25, 2022, and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

9

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at [  ] a.m. Eastern Time on [  ], 2023, as a virtual meeting. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast register to attend at [  ] and via teleconference using the following dial-in information:

Telephone access (listen-only):

Within the U.S. and Canada:

1-800-450-7155 (toll-free)

Outside of the U.S. and Canada:

1-857-999-9155 (standard rates apply)

Conference ID: [  ]

Please be sure to follow instructions found on your proxy card. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. After contacting our transfer agent a beneficial owner will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five business days prior to the meeting date. All holders can register to attend the meeting with their voting control number.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on [  ], 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were [  ] shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem all or a portion of your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali LLC at (800) 662-5200 (toll free), or brokers and banks may call collect at (203) 658-9400. You may contact Morrow Sodali by email at OLIT@investor.morrowsodali.com.

10

BACKGROUND

We are a blank check company incorporated on May 20, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139.

There are currently              shares of our common stock issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 6,920,500 shares of common stock at an exercise price of $11.50 per share.

Following the closing of the IPO on November 12, 2020, an amount of $143,750,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a trust account (the “Trust Account”), which have been invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act. There is approximately $[  ] million in the Trust Account as of [  ], 2022.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of the closing of our IPO, instruct CST, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B Common Stock and warrants that may become exercisable in the future. See the section entitled “PROPOSAL NO. 1 – THE FOUNDER SHARE AMENDMENT PROPOSAL  — Interests of our Sponsor, Directors and Officers”.

Pursuant to the terms of our Amended and Restated Certificate of Incorporation, we are only able to convert Class B Common Stock to Class A Common Stock on a 1:1 basis upon the consummation of a business combination at the option of the holder. The purpose of the Founder Share Amendment is to allow conversion of the Founder Shares at any time prior to a business combination. By doing so, this will aid the Company in retaining investors and meeting NASDAQ continued listing requirements necessary to continue to pursue a business combination.

The Board believes that in order to be able to consummate a business combination, we will need to obtain the Founder Share Amendment and that, without the Founder Share Amendment, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

You are not being asked to vote on any business combination at this time. If the Founder Share Amendment is implemented, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will be entitled to vote on the business combination when it is submitted to stockholders and will retain the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the appropriate date.

11

PROPOSAL NO. 1 – THE FOUNDER SHARE AMENDMENT PROPOSAL

The Company is proposing to amend its Charter to allow the Company to convert the Founder Shares to Class A Common Stock for a 1:1 basis at any point prior to the business combination at the option of the holder.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. As of the date of this proxy statement, we are not a party to any agreements in connection with a business combination.

Upon conversion of the Founder Shares to Class A Common Stock, such Class A Stock Common converted from Founder Shares shall not be entitled to receive funds from the trust account through redemptions or otherwise

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Company can convert its Class B Common Stock to Class A Common Stock upon the consummation of a business combination on a 1:1 basis at the option holder. The purpose of the Founder Share Amendment is to allow the Company to convert the Founder Shares at any point in time prior to the business combination. The Company has an outstanding Special Meeting (definitive proxy statement dated November 21, 2022) to amend the Amended and Restated Certification of Incorporation (the “Charter”) and the Investment Management Trust Agreement, dated November 8, 2021 (the “Trust Agreement”) in to extend the time complete the business combination (“Extension”). This additional proposal will give the Company further flexibility to retain stockholders and meet NASDAQ continued listing requirements in the event an Extension is approved.

The Company’s Charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to amend the Charter. The Founder Share Amendment will aid in the ability of the Company to seek an extension and therefore consummate a business combination. We intend to hold another stockholder meeting prior to the appropriate date in order to seek stockholder approval of the business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Proposal is not approved, we will not amend our Charter to convert Class B Common Stock to Class A Common Stock to aid in effecting a business combination at the option of the holder. If the conversion is not approved, it is highly unlikely that we will consummate a business combination the appropriate date. If we have not consummated the business combination by this date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Company is unable to consummate a business combination by or before February 12, 2023, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022 (“IRA”). The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive. And could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

12

If the Founder Share Amendment Proposal Is Approved

If the Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to allow conversion of Class B Common Stock to Class A Common Stock at a 1:1 ratio prior to a business combination at the option of the holder. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.

Notwithstanding stockholder approval of the Founder Share Amendment Proposal, our Board will retain the right to abandon and not implement an Extension at any time without any further action by our stockholders.

You are not being asked to vote on a business combination at this time. If the Founder Share Amendment is implemented, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the appropriate date.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Proposal.

If you do not want the Proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 4,791,667 shares, representing approximately [  ]% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Founder Share Amendment Proposal.

Interests of our Sponsor, Directors and Officers and the Representatives

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	our Sponsor, which is controlled by our Chief Executive Officer owns 4,791,667 Founder Shares and 6,201,750 warrants; none of these securities are subject to redemption, and all will expire worthless if a business combination is not consummated by February 12, 2023, unless there is an Extension

●	if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

13

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of April 1, 2022 the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of common stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of April 1, 2022, we had 19,166,667 shares of common stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the public or private warrants, as these warrants are not exercisable within 60 days of April 1, 2022.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class
OmniLit Sponsor LLC (our sponsor) (2)(3)	4,791,667		%
Al Kapoor(2)(3)	4,791,667		%
Kent R. Weldon(4)	-	-
Mark D. Norman(4)	-	-
Brian F. Hughes(4)	-	-
James M. Jenkins(4)	-	-
Robert O. Nelson II(4)	-	-
Skylar M. Jacobs(4)	-	-
All officers and directors as a group (7 individuals)	4,791,667		%
Other 5% Holders
Highbridge Capital Management, LLC(5)	1,277,606		%
Saba Capital Management, L.P.(6)	1,066,604		%
Polar Asset Management Partners Inc. (7)	830,000		%

(1)	Unless otherwise noted, the business address of the entities and individuals is c/o OmniLit Acquisition Corp., 1111 Lincoln Road, Suite 500 Miami Beach, FL 33139.

(2)	Interests shown consist solely of founder shares, which are shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-260090).

(3)	OmniLit Sponsor LLC, our sponsor, is the record holder of the shares reported herein. Al Kapoor, our Chief Executive Officer and Chairman, is the Chief Executive Officer of OmniLit Sponsor LLC. Accordingly, Al Kapoor has voting and investment discretion with respect to the shares held by OmniLit Sponsor LLC, and as such, he may be deemed to have beneficial ownership of the Class B Common Stock held directly by OmniLit Sponsor LLC. Al Kapoor disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)	Does not include any shares held by our sponsor, of which each of these individuals is a member. Each individual disclaims beneficial ownership of such securities except to the extent of their ultimate pecuniary interest therein.

(5)	According to an amended Schedule 13G filed on February 9, 2022 by Highbridge Capital Management, LLC. Highbridge Capital Management, LLC, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 1,277,606 shares of Class A Common Stock held by the Highbridge Funds. The business address for each of these reporting persons is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(6)	According to a Schedule 13G filed on November 19, 2021 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. Each of these reporting persons has shared voting and dispositive power over, and may be deemed to be the beneficial owner of, the 1,066,604 shares of Class A Common Stock reported in such Schedule 13G. The business address for each of these reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)	According to a Schedule 13G filed on February 10, 2022 by Polar Asset Management Partners Inc., an Ontario, Canada, corporation. Polar Asset Management Partners Inc., as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), may be deemed to be the beneficial owners of 830,000 shares of Class A Common Stock reported in such Schedule G. The business address for the reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

14

STOCKHOLDER PROPOSALS

The Company’s next annual meeting of stockholders will likely be held on or about June 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Corporate Secretary at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139 c/o Al Kapoor. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at [ ] to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Brokers and Banks Call Collect: (203) 658-9400

All Others Call Toll-Free: (800) 662-5200

Email: OLIT@investor.morrowsodali.com

You may also obtain these documents by requesting them from the Company at:

OmniLit Acquisition Corp.

Attention: Al Kapoor

1111 Lincoln Road, Suite 500

Miami Beach, Florida 33139

Telephone: (786) 750-2820

If you are a stockholder of the Company and would like to request documents, please do so by [ ], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

15

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

OMNILIT ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

OMNILIT ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is OmniLit Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 20, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 8, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the Business Combination.

A-1

IN WITNESS WHEREOF, OmniLit Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of _________, 2023.

OMNILIT ACQUISITION CORP.

By:
Name:	Al Kapoor
Title:	Chief Executive Officer

A-2